Second Quarter 2013 Earnings Conference Call Supplemental Information July 23, 2013 FIRSTMERIT Corporation

Forward-Looking Statements Disclosure This presentation may contain forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation's business, competitive pressures, changes in accounting, tax or regulatory practices or requirements, the Corporation's ability to realize the synergies and benefits contemplated by the acquisition of Citizens Republic Bancorp, Inc., a Michigan corporation (“Citizens”) Citizens, such as it being accretive to earnings and expanding the Corporation's geographic presence, in the time frame anticipated or at all, and those risk factors detailed in the Corporation's periodic reports and registration statements filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. 2

3  57th consecutive quarter of profitability  Net income of $48.5 million/$0.29 per diluted share • Return on average assets of 0.85% • Return on average equity of 7.56%  Dividend of $0.16 per share  Solid asset quality results • NCO ratio at 0.15% • NPA ratio at 0.72%  Average year-to-date originated commercial* loan growth of 12.78%  Robust tangible common equity ratio of 7.61% at 6/30/13  Closed acquisition of Citizens on April 12 and executed successful rebranding campaign in June 2Q 2013 Highlights (*) Excluding acquired loans from Citizens and loans covered by loss sharing agreements with the FDIC

4 Income Statement Highlights Financial Highlights (dollars in thousands except per share data) 2013 2nd Qtr 2013 1st Qtr 2012 2nd Qtr Net interest income FTE (a) $201,605 $114.376 $121,689 Provision for non covered loan losses 3,151 5,808 8,766 Provision for covered loan losses 4,158 4,138 3,430 Other income 69,439 57,392 55,301 Other expenses 189,640 106,925 119,077 FTE adjustment (a) 3,574 3,027 2,766 Net income 48,450 37,346 30,585 Diluted EPS 0.29 0.33 0.28 Prior Quarter Comparison  2Q13 Net income increased $11.1 million, or 29.73%, compared with 1Q13 Prior-Year Quarter Comparison  2Q13 net income increased $18.0 million, or 58.87%, compared with 2Q12 (a) Net interest income on a fully tax-equivalent ("FTE") basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

Fee Income 5 Prior Quarter Comparison  2Q13 Noninterest income, net of securities transactions, increased $14.8 million, or 25.84%, compared with 1Q13 Prior-Year Quarter Comparison  2Q13 Noninterest income, net of securities transactions, increased $17.5 million, or 31.93%, compared with 2Q12 Noninterest Income (dollars in thousands) 2013 2nd Qtr 2013 1st Qtr 2012 2nd Qtr Trust department income $9,167 $5,741 $5,730 Service charges on deposits 20,582 12,585 14,478 Credit card fees 14,317 10,222 11,216 ATM and other service fees 4,945 3,335 3,890 Bank owned life insurance income 3,641 4,897 2,923 Investment services and insurance 3,492 2,415 2,388 Investment securities gains, net (2,794) (9) 548 Loan sales and servicing income 7,985 7,863 5,139 Other operating income 8,167 10,343 8,989 Total other income 69,439 57,392 55,301

Noninterest Expense 6 Noninterest Expense (dollars in thousands) 2013 2nd Qtr 2013 1st Qtr 2012 2nd Qtr Salaries, wages, pension, and employee benefits $105,099 $57,906 $61,598 Net occupancy expense 13,346 8,282 7,971 Equipment expense 10,309 7,349 7,598 Taxes, other than federal income taxes 2,891 1,922 2,020 Stationary, supplies and postage 3,407 2,096 2,285 Bankcard, loan processing and other costs 12,417 7,840 8,858 Advertising 3,745 2,070 2,280 Professional services 17,144 5,410 9,307 Telephone 2,728 1,177 1,379 Amortization of intangibles 2,411 317 483 FDIC expense 4,149 3,526 3,463 Other operating expenses 11,994 9,030 11,835 Total noninterest expense 189,640 106,925 119,077 Prior Quarter Comparison  Total noninterest expense for 2Q13 increased $82.7 million, or 77.36%, compared with 1Q13 Prior-Year Quarter Comparison  Total noninterest expense for 2Q13, increased $70.6 million, or 59.26%, compared with 1Q12

Net Interest Margin 7 3.46 0.66 (0.01) 0.01 0.02 (0.02) 4.12 3.00 3.20 3.40 3.60 3.80 4.00 4.20 1Q13 Acquired Loans Covered Loan Yield Non Covered Loan Yield Deposits Borrowings 2Q13 (% )

Asset Yields / Liability Costs* 8 (dollars in thousands) Q2 2013 Q1 2013 Q2 2012 Total investment securities and federal funds sold $ 5,929,745 2.59% $ 3,697,979 2.83% $ 3,697,924 3.05% Originated Loans 8,877,754 3.87% 8,735,307 3.79% 7,941,149 4.22% Acquired Loans 3,945,068 7.96% -- -- -- -- Covered loans 840,013 6.85% 960,619 6.27% 1,325,184 6.00% Total loans 13,662,834 5.25% 9,695,926 4.14% 9,266,333 4.48% Total earning assets 19,609,974 4.45% 13,408,789 3.78% 12,986,988 4.07% Demand – non interest bearing $ 5,095,977 0.00% $ 3,321,660 0.00% $ 3,144,183 0.00% Demand – interest bearing 2,347,155 0.11% 1,300,816 0.10% 1,060,771 0.09% Savings and money market accounts 8,210,780 0.32% 5,835,750 0.37% 5,732,007 0.35% Certificates and other time deposits 2,680,332 0.50% 1,331,558 0.63% 1,618,322 0.79% Total deposits 18,334,244 0.23% 11,789,784 0.26% 11,555,283 0.29% Borrowings 1,479,935 1.42% 1,357,612 0.87% 1,098,339 0.51% Total interest bearing liabilities 14,718,202 0.43% 9,666,645 0.45% 9,509,439 0.42% (*) FTE average quarterly balances and yields/costs

Deposits* Average Core Deposits* $ in millions Average Total Deposits 9,937 10,064 10,173 10,458 15,654 2Q12 3Q12 4Q12 1Q13 2Q13 28% 12% 45% CDs 15% DDA-non-interest DDA-interest Savings/MMA CDs 85% of deposits are core deposits. 9 (*) Core deposits include all deposits less certificates of deposit, average total deposit composition as of 6/30/13.

5,274 5,444 5,601 5,860 5,889 2Q12 3Q12 4Q12 1Q13 2Q13 10 56% 18% 8% 4% 5% 3% 3% 3% C&I CRE-owner occupied CRE-medical/healthcare CRE-multi-family CRE-Industrial const. CRE-Retail CRE-warehouse CRE-general 74% of Loans are C&I or Owner Occupied CRE Average Commercial Loans $ in millions Commercial Loan Composition Commercial Loan Portfolio* (*) Excluding acquired loans from Citizens and loans covered by loss sharing agreements with the FDIC, commercial loan composition at period end 6/30/13

$8.8 $7.1 $14.9 $5.9 $3.3 0.44% 0.59% 0.34% 0.27% 0.15% 0.0% 0.5% 1.0% $0 $5 $10 2Q12 3Q12 4Q12 1Q13 2Q13 N C O R a ti o N e t c ha rg e -o ff s $ m m Net charge-offs NCO ratio (1) 234.6% 208.1% 284.5% 254.3% 234.8% 0.75% 0.77% 0.57% 0.59% 0.72% 0.0% 1.0% 0% 50% 100% 150% 200% 250% 300% 2Q12 3Q12 4Q12 1Q13 2Q13 N P A Ra ti o Re s e rv e /N P L s Reserve/NPLs NPA Ratio 11 (1) Gray bar represents $10.6 million of accruing consumer post chapter 7 bankruptcy loans reclassified to non performing based on guidance from the Office of the Comptroller of the Currency. NCO ratio excludes reclassification impact. Credit Results – Excluding Covered Loans

12 (a) Common equity less all intangibles; computed as a ratio to total assets less intangible assets. (b) Shareholders’ equity less goodwill; computed as a ratio to risk adjusted assets, as defined in the 1992 risk based capital guidelines. (c) Tier 1 capital plus qualifying loan less allowance, computed as a ratio to risk adjusted assets as defined in the 1992 risk based capital guidelines. (d) Tier 1 capital computed as a ratio to the latest quarter’s average assets less goodwill. (dollars in thousands) June 30, 2013 December 31, 2012 June 30, 2012 Consolidated Total Equity $ 2,650,909 11.27% $ 1,645,202 11.03% $ 1,600,815 10.95 % Common Equity 2,550,909 10.84% 1,645,202 11.03% 1,600,815 10.95 % Tangible common equity (a) 1,728,108 7.61% 1,178,785 8.16% 1,133,497 8.01 % Tier 1 capital (b) 1,840,970 11.40% 1,193,188 11.25% 1,150,259 11.40 % Total risk-based capital (c) 2,246,721 13.91% 1,325,971 12.50% 1,276,748 12.65 % Leverage (d) 1,840,970 8.44% 1,193,188 8.43% 1,150,259 8.22 % Capital Position

Second Quarter 2013 Earnings Conference Call Supplemental Information July 23, 2013 FIRSTMERIT Corporation